                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 1, 2005
                    ----------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
                ----------------------------------------------
             (Exact name of registrant as specified in its charter)


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
               Delaware                             0-19557                      36-3777824
----------------------------------------    -------------------------    ----------------------------
     (State or other jurisdiction                 (Commission                   (IRS Employer
           of incorporation)                      File Number)               Identification No.)
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                1955 W. Field Court, Lake Forest, Illinois 60045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                          --------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Salton, Inc. ("Salton" or the "Company") and each of the parties listed on
Exhibit 99.2 hereto have entered into an amendment (the "Amendment") to the Support Agreement dated as of July 5, 2005 (as amended, the "Support Agreement") between the Company and certain holders of the Company's outstanding 10-3/4% senior subordinated notes due 2005 (the "Existing 2005 Notes") and outstanding 12-1/4% senior subordinated notes due 2008 (the "Existing 2008 Notes" and, together with the Existing 2005 Notes, the "Existing Notes") relating to the Company's previously announced private debt exchange offer. Capitalized terms used herein and not defined below shall have the meanings ascribed to them in the form of Amendment, a copy of which is attached hereto as Exhibit 99.1

      The Amendment, among other things:

      o extends the Expiration Time to midnight New York City time on Monday, August 15, 2005 (the "Expiration Time");

      o changes the proration of Existing Notes to be accepted for exchange by Salton in the Exchange Offer to provide that Salton will accept for exchange, subject to proration, Existing Notes validly tendered and not properly withdrawn prior to the Expiration Time based on the following priority:

            (1) Existing 2005 Notes tendered by each Holder who executed the Support Agreement;

            (2) any other outstanding Existing 2005 Notes validly tendered and not properly withdrawn up to a total aggregate principal amount of Existing 2005 Notes of $100 million accepted for exchange (including Existing 2005 Notes tendered by Holders who executed the Support Agreement);

            (3) 58% of Existing 2008 Notes tendered by each Holder who executed the Support Agreement;

            (4) Existing 2008 Notes tendered by each Holder who executed the Support Agreement in a pro rata amount based on the percentage of such Holder's Existing 2005 Notes tendered to the aggregate amount of Existing 2005 Notes tendered by all such Holders;

            (5) Existing 2008 Notes tendered by each Holder who executed the Support Agreement pro rata based on a one-to-one basis up to the aggregate principal amount of Existing 2005 Notes tendered by such Holder;

                                      -2-
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            (6)   Existing 2008 Notes tendered by each Holder of Existing 2005
      Notes who has not executed the Support Agreement but who has tendered all of the Existing 2005 Notes held by such Holder in a pro rata amount based on the percentage of such Holder's Existing 2005 Notes tendered up to the aggregate amount of Existing 2005 Notes tendered by all such Holders;

            (7) Existing 2008 Notes tendered by each Holder of Existing 2005 Notes who has not executed a Support Agreement but who has tendered all of the Existing 2005 Notes held by such Holder pro rata based on a one to one basis up to the aggregate principal amount of Existing 2005 Notes tendered by such Holder;

            (8)   any remaining Existing 2008 Notes on a pro rata basis; and

            (9)   any remaining Existing 2005 Notes on a pro rata basis;

      provided that the amount of Existing 2008 Notes accepted from a Holder by Salton pursuant to clause (3) shall be credited against the amount of Existing 2008 Notes that Salton would otherwise accept from such Holder pursuant to clause (4) above and, if necessary, clause (5) above;

      o clarifies that the "Incremental 2005 Note Participation Percentage" will be calculated based on the aggregate principal amount of Existing 2005 Notes validly tendered in the Exchange Offer, even if we do not accept all such Existing 2005 Notes for exchange;

      o changes the terms of the Series C Preferred to be issued in connection with the Exchange Offer to provide that the Series C Preferred will rank senior to the outstanding Convertible Preferred Stock;

      o changes the terms of the Second Lien Credit Agreement to allow the transfer of New Notes to persons who are "qualified institutional buyers" as defined under the Securities Act; and

      o changes the terms of the Exchange Offer to condition the acceptance of Existing 2008 Notes for exchange upon the applicable Holder's concurrent delivery of a consent to a proposed amendment to the indenture under which the Existing 2008 Notes were issued and sets the record date for the consent solicitation for each of the Indenture Amendments as the close of business on August 8, 2005.

      A copy of the form of Amendment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      Any securities proposed to be issued in connection with the Exchange Offer (including the new notes and shares referenced in the term sheet attached as Annex A to the form of Support Agreement) have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. The form of Support Agreement (and the term sheet attached thereto as Exhibit A) does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 7.01 REGULATION FD DISCLOSURE.

      As of August 1, 2005, the Company has entered into the Support Agreement with holders of an aggregate of approximately 61.6% ($77.0 million) of Existing 2005 Notes and 42.3% ($63.4 million) of Existing 2008 Notes in connection with its previously announced Exchange Offer.

      A copy of a press release issued by the Company announcing the extension of the expiration date of the Exchange Offer until midnight, New York City time, on Monday, August 15, 2005 is attached hereto as Exhibit 99.3.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            99.1  Form of Amendment.

            99.2  List of parties executing Amendment.

            99.3  Press release dated August 2, 2005.

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                                      -4-

                                    SIGNATURE


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          ----------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director


                                      -5-
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                                  EXHIBIT INDEX





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

     EXHIBIT                       DESCRIPTION
       NO.

       99.1         Form of Amendment

       99.2         List of parties executing Amendment

       99.3         Press release dated August 2, 2005


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